Q3 2018 Earnings Supplement November 7, 2018

Cautionary Note Regarding Forward-Looking Statement Certain statements contained in this presentation constitute forward-looking statements within the meaning of, and are intended to be covered by the safe harbor provisions of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this presentation other than statements of historical fact, including but not limited to statements regarding the roll-out of any product or capability, the timing, performance characteristics and utility of any such product or capability, and the impact of any such product or capability on the healthcare industry, future results of operations and financial position, business strategy and plans, market growth, and objectives for future operations, are forward- looking statements. The words “believe,” “may,” “see,” “will,” “estimate,” “continue,” “anticipate,” “assume,” “intend,” “expect,” “project,” “look forward,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this presentation include, but are not limited to, statements regarding the expected benefits and impact of the combination of Inovalon and ABILITY, including the expected accretive effect of the merger on Inovalon’s financial results, expectations about future business plans, prospective performance and opportunities, strategies and business plans, expectations regarding future results, expectations regarding the size of our datasets, our ability to meet financial guidance for 2018 and 2019, and statements with respect to visibility, revenue retention, and recurring revenue. Inovalon has based these forward-looking statements largely on current expectations and projections about future events and trends that may affect financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs as of the date of this presentation. These forward- looking statements are subject to a number of risks, uncertainties, and assumptions, which could cause the future events and trends discussed in this presentation not to occur and could cause actual results to differ materially and adversely from those anticipated or implied in the forward-looking statements. These risks, uncertainties, and assumptions include, among others: the Company’s ability to continue and manage growth, including successfully integrating ABILITY; ability to grow the client base, retain and renew the existing client base and maintain or increase the fees and activity with existing clients; the effect of the concentration of revenue among top clients; the ability to innovate new services and adapt platforms and toolsets; the ability to successfully implement growth strategies, including the ability to expand into adjacent verticals, such as direct to consumer, growing channel partnerships, expanding internationally and successfully pursuing acquisitions; the ability to successful integrate our acquisitions and the ability of the acquired business to perform as expected; the successful implementation and adoption of new platforms and solutions, including the Inovalon ONE® Platform, ScriptMed ® Cloud, Clinical Data Extraction as a Service (CDEaaS), Natural Language Processing as a Service (NLPaaS); and Elastic Container Technology (ECT™); the possibility of technical, logistical or planning issues in connection with the Company’s investment in and successful deployment of the Company’s products, services and technological advancements; the ability to enter into new agreements with existing or new platforms, products and solutions in the timeframes expected, or at all; the impact of pending M&A activity in the managed care industry, including potential positive or negative impact on existing contracts or the demand for new contracts; the effects of and costs associated with compliance with regulations applicable to the Company, including regulations relating to data protection and data privacy; the effects of changes in tax laws in the jurisdictions in which we operate, including the Tax Cuts and Jobs Act of 2017; the ability to protect the privacy of clients’ data and prevent security breaches; the effect of competition on the business; the timing, size and effect of business realignment and restructuring charges; and the efficacy of the Company’s platforms and toolsets. Additional information is also set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 21, 2018, included under the heading Item 1A, “Risk Factors,” and in subsequent filings with the SEC. The Company is under no duty to, and disclaims any obligation to, update any of these forward-looking statements after the date of this presentation or conform these statements to actual results or revised expectations, except as required by law. Non-GAAP Financial Measures This presentation contains certain non-GAAP measures. These non-GAAP measures are in addition to, not a substitute for or necessarily superior to, measures of financial performance in accordance with U.S. GAAP. The GAAP measure most closely comparable to each non-GAAP measure used or discussed, and a reconciliation of the differences between each non-GAAP measure and the comparable GAAP measure, is available herein and within our public filings with the SEC. All data provided is as of September 30, 2018 unless stated otherwise. INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 2

Contents 1 Overview 2 2018 Q3 Financial Results This presentation serves as a supplement to the Inovalon announcement November 7, 2018 2018 Financial Guidance pertaining to third quarter (Q3) of 2018 3 results and guidance. 4 2019 Financial Guidance 5 Appendix 1: Evolution of Inovalon 6 Appendix 2: Reconciliations INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 3

Payers Pharma Devices Diagnostics The Inovalon ONE® Platform Inovalon is a vertically integrated leader in cloud-based enablement of data-driven healthcare. Inovalon provides cloud-based, real-time Massive Advanced Intervention Data connectivity, analytics, intervention, and Data Assets Analytics Toolsets Visualization data visualization solutions for hundreds of the nation’s leading health plans, pharmacy organizations, life sciences companies, and more than 50,000 acute, post-acute, and ambulatory provider sites with capabilities informed by the data of more than 261 million patients and 40 billion medical events. Home Care SNF Hospice Note: Patient and medical event counts do not yet fully include data from ABILITY. Acute Providers Post-Acute Providers Ambulatory Providers INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 4

Empowering Data-Driven Healthcare In Scale The reach of Inovalon’s platform has grown to touch the vast majority of the United States, able to empower the market’s largest data-driven healthcare initiatives. 100s Health Plans, Providers, Life Sciences, Pharmacy, and Diagnostics Organizations 261M+ Patients* 50K+ Provider Sites * Note: Patient count does not yet fully include data from ABILITY. INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 5

MORE^2 Registry® Dataset Expansion

Inovalon's primary-source datasets continue to expand rapidly. As of the end of Q3 2018, the MORE^2 Registry® dataset contained more than 261 million unique patient counts and 40 billion medical event counts.

- One of the industry's largest independent healthcare datasets, with more than 261M patients and 40B medical events
- Primary-sourced, longitudinally-matched, with data from all major U.S. healthcare programs
- Contains EHR, claims, scripts, labs, provider, demographic data & more
- Qualified Entity (QE) containing CMS' Fee for Service Medicare Data
- Empowers and informs our industry-leading analytics, creating differentiation and client value



MORE² REGISTRY® DATASET GROWTH
Patient Count
Medical Event Count
Medical Event Count (billions)
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41
Patient Count (millions)
0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 160 170 180 190 200 210 220 230 240 250 260 270
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 3Q18

Data resulting from the integration with ABILITY Network is not yet fully reflected within the MORE^2 Registry® dataset and is therefore not fully reflected within the aforementioned data metrics as of this date.

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Contents 1 Overview 2 2018 Q3 Financial Results This presentation serves as a supplement to the Inovalon announcement November 7, 2018 2018 Financial Guidance pertaining to third quarter (Q3) of 2018 3 results and guidance. 4 2019 Financial Guidance 5 Appendix 1: Evolution of Inovalon 6 Appendix 2: Reconciliations INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 7

3Q 2018 Highlights Inovalon witnessed a number of strong dynamics during the Company’s Q3 period and as of the Q3 period-end. 1. Strong Annual Recurring Revenue1 Base: Q3 SaaS-enabled subscription-based revenue now 83% of total revenue, up organically 2.6% sequentially, and up organically 8.6% YoY 2. Strong Annual Revenue Retention2 Rates: YTD client renewal and expansion performance up significantly, resulting in Annual Revenue Retention rate forecast of 103% in 2019 3. Strong Sales ACV Metrics: Strong market adoption with YTD Annualized Contract Value3 (ACV) from new and expanded contracts, excluding ABILITY, of $139.9 million with 82 new logos signed (up 28% YoY); Excluding ABILITY and Services, Q3 ACV was $52.1 million, up 101% YoY, and YTD ACV of $96.2 million, up 91% YoY 4. Strong Margins & Cash Flow: Continued strong margin expansion of both gross margin (75.0%) and Adjusted EBITDA margin (36.0%) in Q3, and solid net cash from operating activities of $42.9 million 5. Strong Revenue Coverage4 and Resulting Visibility: Strong Annual Recurring Revenue, Annual Revenue Retention, and Annualized Contract Value sales are fueling revenue Coverage of nearly 95% for 2019 Guidance, a strong degree of visibility despite the early date Note: Please see slide 39 for definitions of the footnoted terms above. INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 8

Subscription-Based Progression Inovalon continues to transform its revenue stream to subscription-based platform offerings. In Q3 2018, Inovalon generated 83% of revenues from subscription-based platform offerings as compared to 66% in Q3 2017. Excluding ABILITY’s contribution, organic subscription-based platform revenue grew 2.6% from Q2 2018 to Q3 2018, and 8.6% when compared to Q3 2017. $152.8 $2.5 $0.7 $145.8 ($10.2) $115.9 $114.6 $108.3 $110.6 $92.8 78% 83% 68% 66% 66% 63% 74% 20% 16% 21% 21% 12% 11% 6% 16% 13% 13% 17% 15% 10% 11% Q1 Q2 Q3 Q4 Q1 Q2 Subscription- Legacy Services Q3 2017 2017 2017 2017 2018 2018 Based Solutions 2018 Platform Services Legacy Solutions Subscription-Based Platform Offerings All numbers in millions. INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 9

Adjusting for Non-Comparable G&A General and administrative expenses increased $10.9M in Q3 2018 as compared to Q3 2017. The increase was driven by $5.3M in non- comparable items that do not otherwise relate to Inovalon’s ongoing performance and $7.5M in acquired G&A associated with ABILITY Network, which was partially offset by a reduction of $1.9M in combined employee-related and professional fees. Normalized G&A for Q3 2018 was $41.9M, reflecting a YOY increase of only 15.4% in the setting of a YOY revenue increase of 26.1%. $5.3 Million in Non-Comparable or One-Time Expenses Inclusive of ABILITY $0.7 $4.6 $7.5 ($1.9) ($5.3) $36.3 $47.2 $41.9 Q3 2017 Employee-Related Acquired Change in Other Q3 2018 Non-Comparable Normalized Q3 2018 Actual Expenses & G&A Acquisition-Related Non-Comparable Actual Or Quarterly Expense Professional Fees Contingent Items One-Time Consideration Expenses * Normalized G&A excludes the impact from fair value contingent consideration accretion measurement. All numbers in millions, subject to rounding. INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 10

Contents 1 Overview 2 2018 Q3 Financial Results This presentation serves as a supplement to the Inovalon announcement November 7, 2018 2018 Financial Guidance pertaining to third quarter (Q3) of 2018 3 results and guidance. 4 2019 Financial Guidance 5 Appendix 1: Evolution of Inovalon 6 Appendix 2: Reconciliations INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 11

2018 Revenue Guidance Bridge

Inovalon continues to transition its business to an increasingly subscription-based cloud-based platform model.

At the same time, external market forces related to the ACA that occurred in 2017 are a short-term opposing force in 2018.

While the Company has signed significant new and expanded business, the date of these signings was later than initially projected.

This combination of factors in 2018 yields an updated full-year revenue guidance of $525M to $545M, or expected revenue expansion of 19% at the midpoint.

- Net Client Churn expected to be ~5 points in 2018 (reflecting Annual Revenue Retention of approximately 95%)
- Client decisions in 2017 to withdraw from ACA markets, unrelated to the efficacy of Inovalon services, is a short-term headwind of ~8 points in 2018
- Continued transition and expansion of Inovalon ONE® Platform adoption is seen driving new platform client sales of ~4 points of growth in 2018
- ABILITY acquisition expected to contribute 26 points of revenue growth



Full Year 2017 vs. 2018 Guidance
Revenue Growth of 19% at the Midpoint
$449
~(5 pts)
~(8 pts)
~4 pts
~ 2 pts
~26 pts
$545
-
$525
2017 Actual Revenue
Net Client Churn
Client ACA Withdrawals
New Client Sales
CCS Acquisition (in 2017)
ABILITY Acquisition
2018 Revenue Guidance

The graphic to the right is for illustrative purposes only.

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2018 Adjusted EBITDA Margin Bridge

Inovalon continues to expect operating leverage, driven by further improvement in mix and pricing, benefit from technology-enabled efficiency initiatives, and contribution from ABILITY.

The Company sees these factors driving ~520 basis points of Adjusted EBITDA margin expansion in 2018.

The graphic to the right is for illustrative purposes only.

- The full gross margin benefit of an increasing mix of higher SaaS Platform offerings, coupled with continued technology-enabled efficiencies and the ABILITY acquisition.
- Efficiencies being seen in gross margin are 1) being applied to continued investments in strategic areas for the Company, and 2) being allowed to flow to the bottom line, delivering enhanced profitability.



~520 Basis Point Year-to-Year Improvement
24.3%
~120 bps
~70 bps
~150 bps
~330 bps
~90 bps
29.5%
Represents ~220 bps of Gross Margin Expansion YtY Excluding ABILITY, ~550 bps Gross Margin Expansion YtY Including ABILITY
FY 2017 Adj. EBITDA Margin %
Investment Initiatives
Platform Mix & Price Changes
Platform Efficiencies
ABILITY Platform Contribution
ABILITY Operating Contribution
FY 2018G Adj. EBITDA Margin %

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Updated 2018 Financial Guidance Table While the Company is experiencing a number of strong positive factors to its forward business, the Company is updating its 2018 financial guidance to reflect 1) later than expected timing for certain new contracts which are now signed, 2) a wider range of Q4 2018 performance as the Company implements the significant new business now signed (given that precise area-under-the-curve can significantly sway near-term revenue realized, while having little to no significant impact on 2019 projections), and 3) the flow-through impact of lower revenue to Adjusted EBITDA and other profit metrics. Updated (11/7/18) Previous (8/1/18) Financial Metric 2018 Financial Guidance 2018 Financial Guidance Revenue $525 million to $545 million $568 million to $593 million Net (Loss)/Income ($38 million) to ($28 million)1 ($24 million) to ($18 million)1 Non-GAAP net income $39 million to $50 million $50 million to $58 million Adjusted EBITDA $150 million to $166 million $166 million to $176 million Net Cash Provided By Operating Activities $90 million to $100 million $90 million to $100 million Non-GAAP Net Cash Provided By Operating Activities $104 million to $115 million $104 million to $115 million Capital Expenditure $55 million to $60 million $55 million to $60 million Diluted Net (Loss)/Income Per Share2 ($0.26) to ($0.19) ($0.16) to ($0.12) Non-GAAP diluted net income per share2 $0.27 to $0.34 $0.34 to $0.40 (1) GAAP net (loss)/income includes estimated: one-time restructuring costs of $9.5 million, acquisition-related contingent consideration expense of $14.0 million, transaction costs of $7.0 million, non-recurring integration costs of $7.5 million, and intangible asset amortization of $44.0 million. (2) The Company is assuming 146 million weighted average diluted shares and an effective tax rate of approximately 30% for the full year 2018. INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 14

Contents 1 Overview 2 2018 Q3 Financial Results This presentation serves as a supplement to the Inovalon announcement November 7, 2018 2018 Financial Guidance pertaining to third quarter (Q3) of 2018 3 results and guidance. 4 2019 Financial Guidance 5 Appendix 1: Evolution of Inovalon 6 Appendix 2: Reconciliations INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 15

Positive Annual Revenue Retention After several years of revenue pressure from a year-to-year contraction in Annual Revenue Retention (referred to by the Company as client churn), the successful implementation of the highly differentiated Inovalon ONE® Platform capabilities in conjunction with strong services support, has driven a transitioning to an expanding Annual Revenue Retention rate of 103% projected for 2019. Revenue Retention Contraction ~3 pts 2017 2018G Revenue Retention Growth 2019G ~(6 pts) ~(5 pts) INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 16

Strong Transition to Positive Organic Revenue Growth

With the transition of Annual Revenue Retention to a positive 103% in 2019, a resolution of previous headwinds, and business from Signed New Logos contributing 3% organically to growth in 2019, the Company is experiencing a 19% swing in organic revenue forces from 2018 to 2019 with 95% Coverage providing significant visibility into the year's projected revenue as of Nov. 7, 2018.



Revenue Retention Contraction
Revenue Retention Growth
Signed New Logo Contribution
Legacy Transition
Client ACA Withdrawals
2017
~(6 pts)
~(7 pts)
2018G
~(5 pts)
~(8 pts)
~(5 pts)
2018 Legacy Transition Impact to prior 2018 guidance
~3 pts
~3 pts
2019G
+19% Transition in Organic Revenue Dynamics Year-over-Year

INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 17

Strong Annual Recurring Revenue Base Over the past several years, Inovalon has been transitioning its customer base from legacy to subscription-based contracts. As of November 7, 2018, the combination of business already transitioned to subscription-based contracts and new subscription-based contracts already signed during 2018 provide for approximately $502.2 million in Annual Recurring Revenue already in place for 2019, a 15% increase over the 2018 period. The securing of additional contracts (both the expansion of existing clients and new logos) is expected to further expand this Annual Recurring Revenue base in 2019, with the full-year 2019 Annual Recurring Revenue base expected to be approximately $534.1 million, an increase of 22.4% YoY. $534.1 $436.4 $502.2 $295.4 Coverage already in place $231.8 $228.0 2015A 2016A 2017A 2018G 2019G Subscription-Based Platform Offering Amounts in millions. 2018 is drawn presuming the midpoint of updated guidance. INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 18

Expanding Annual Revenue Coverage Visibility The combination of steep increases in Annual Revenue Retention, strong Annualized Contract Value (ACV) signings, and a resulting strong expansion in Annual Recurring Revenue base from existing clients plus new logos has resulted in strong revenue growth with significantly increased Coverage and resulting visibility. The following figure illustrates the Company’s revenue Coverage based on the midpoint of full- year revenue guidance ranges for 2016, 2017, 2018, and 2019. 80.3% 84.8% 84.5% 94.5% Coverage Coverage Coverage Coverage As of November 7, 2018, all but approximately 5% of $35 additional revenue growth has been solutioned to achieve $102 2019 revenue of a projected: $73 $68 $612 19% - 23% growth year-to- year as reported, including $413 $379 $399 12% - 14% organic growth year-to-year. FY 2016 FY 2017 FY 2018 FY 2019 Initial Guidance Initial Guidance Initial Guidance Initial Guidance (2/25/2016) (2/22/2017) (2/20/2018) (11/7/2018) Existing Client Base To Be Solutioned INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 19

2019 Revenue Guidance Bridge

Inovalon's advancing capabilities and technologies continue to be positively recognized in the marketplace.

The combination of the inflection of several years of revenue pressures and strong sales and client expansions yields 2019 full-year revenue guidance of $637M to $657M, or expected revenue expansion of 21% at the midpoint, with organic growth of 13% at the midpoint, with approximately 95% Coverage providing significant visibility as of November 7, 2018.

- Annual Revenue Retention expected to contribute ~3 points in 2019
- Already sold New Logo Sales expected to contribute ~3 points in 2019
- New client sales of ~7 points of yet-to-be sold business projected for 2019
- ABILITY acquisition expected to contribute ~8 points of revenue growth in 2019

Full Year 2018 Guidance vs. 2019 Guidance
As-Reported Revenue Growth of 21% at the Midpoint
Organic Revenue Growth of 13% at the Midpoint


$545
-
$525
~3 pts
~3 pts
~7 pts
~8 pts
$657
-
$637
2018 Revenue Guidance
Revenue Retention Contribution
Signed New Logo Contribution
New Sales
ABILITY Acquisition (in 2018)
2019 Revenue Guidance

The graphic to the right is for illustrative purposes only.

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2019 Adjusted EBITDA Margin Bridge

Inovalon continues to expect operating leverage, driven by high-value offerings driving further improvement in mix and pricing, benefit from technology-enabled efficiency initiatives, and contribution from ABILITY.

The Company sees these factors driving ~220 basis points of Adjusted EBITDA margin expansion in 2019.

- The full gross margin benefit of an increasing mix of higher margin Platform offerings, coupled with continued technology-enabled efficiencies and the ABILITY acquisition, are seen driving continued operating leverage improvement in 2019.



~220 Basis Point Year-to-Year Improvement
29.5%
~50 bps
~10 bps
~20 bps
~140 bps
31.7%
FY 2018G Adj. EBITDA Margin %
Investment Initiatives / Overhead Efficiencies
Platform Mix & Price Changes
Platform Efficiencies
ABILITY Acquisition Contribution (In 2018)
FY 2019G Adj. EBITDA Margin %

The graphic to the right is for illustrative purposes only.

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Strong Subscription-Based Platform Adoption After several years of revenue pressures, the Company’s successful transition to subscription-based contracts, strong Annual Revenue Retention, and strong sales growth now provide significant Coverage and resulting revenue visibility of approximately 95% of 2019 guidance. The graphic below depicts the significant underlying annual subscription based platform offering contribution and growth from its existing client base. $637 - $657 $67.7 $525 - $545 $45.3 $60.1 $437.3 $427.6 $449.4 With Approximately $47.6 95% 2019G Revenue $18.5 $52.7 $66.6 Coverage as of $187.1 $87.4 November 7, 2018 $146.9 $534.1 $427.4 $295.4 $231.8 $228.0 2015 2016 2017 2018G 2019G Subscription-Based Platform Offering Legacy Services Total All numbers in millions. INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 22

Revenue Offering Mix The graphic below illustrates the revenue offering mix. $637- $657 ~11% $525 - $545 ~7% ~11% $449.4 $437.3 $427.6 ~9% 4% 12% 15% 43% 19% 34% ~84% ~80% 66% 53% 54% 2015 2016 2017 2018G 2019G Subscription-Based Platform Offerings Legacy Solutions Services All numbers in millions. INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 23

Revenue The following revenue guidance is being provided as of November 7, 2018. $637 - $657 2013 – 2019G $525 - $545 14% CAGR $449 $437 $428 $362 $296 2013 2014 2015 2016 2017 2018G 2019G Note: CAGR calculations undertaken to the mid-point of 2019 Guidance. All numbers in millions. Graphic drawn at midpoint of guidance range. INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 24

Adjusted EBITDA The following Adjusted EBITDA guidance is being provided as of November 7, 2018. $200 - $210 2013 – 2019G $150 - $166 19% CAGR $152 $134 $109 $100 $72 37% 35% 29% 32% 24% 23% 24% 2013 2014 2015 2016 2017 2018G 2019G % of Revenue Note: CAGR calculations undertaken to the mid-point of 2019 Guidance. All numbers in millions. Graphic drawn at midpoint of guidance range. INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 25

Cash Flow From Operations The following Cash Flow from Operations guidance, previously provided on May 8, 2018, is being reaffirmed, with 2019 guidance being added. $130 - $145 2013 – 2019G 13% CAGR $104 - $115 $98 $93 $86 $90 - $100 (GAAP) 1 $66 $68 24% 22% 22% 22% ~22% ~22% 15% - - ~19%1 ~20% 2013 2014 2015 2016 2017 2018G1 2019G % of Revenue Note: CAGR calculations undertaken to the mid-point of 2018 Guidance. All numbers in millions. Graphic drawn at midpoint of guidance range. 1 2018G presents both GAAP and Non-GAAP in order to highlight the one-time exclusion of acquisition-related transaction and integration costs. See Non-GAAP reconciliation on Slide 36. Black dotted line represents the midpoint of the GAAP guidance range. Percent (%) reflects Non-GAAP as a percent of revenue. INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 26

CAPEX Returning Towards Historical Levels During the period Q3 2016 through Q1 2018, the Company elected to invest more than $40M into incremental development towards the launch of the Inovalon ONE® Platform. The period of this disproportional investment is now substantially complete and is increasingly being harvested through the successful engagement of clients for highly-differentiated platform offerings. As a result, the Company sees the capital investments of the Company (inclusive of ABILITY) returning towards historical levels (as a percentage of revenue) in 2018 and 2019. Inclusive of ABILITY $65.5 $55 - $60 $52 - $58 $6 - $7 $28.1 15% $39.1 $36 - $38 $7.8 10% - 11% $39 - $44 $26.4 9% 8% - 9% $18.8 $22.7 $28.5 6% 6% 6% $23.2 $13.2 $20.2 $25.2 $13 - $15 $13 - $14 $8.1 $8.9 $5.6 $2.5 $1.2 2013 2014 2015 2016 2017 2018G 2019G Maintenance Capital Expenditure Innovation Capital Expenditure (incl. Cap. Software) Inovalon ONE® Platform Buildout Capital Expenditure % Of Revenue Capital Expenditure (CAPEX) is defined as the sum of Purchases of property and equipment and Investment in capitalized software. All numbers in millions. INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 27

Financial Guidance Table In the setting of a now predominantly subscription-based contract portfolio, significantly increased client Annual Revenue Retention performance, an expanded Annual Recurring Revenue base, and strong YTD sales ACV metrics, Inovalon has significant visibility into 2019, providing for annual guidance for the period as provided below. 2019 Financial Financial Metric Guidance Revenue $637 million to $657 million Net Income $1 million to $5 million Non-GAAP net income $61 million to $69 million Adjusted EBITDA $200 million to $210 million Net Cash Provided By Operating Activities $130 million to $145 million Capital Expenditure $52 million to $58 million Diluted Net Income Per Share1 $0.01 to $0.03 Non-GAAP diluted net income per share1 $0.41 to $0.47 (1) The Company is assuming 149 million weighted average diluted shares and an effective tax rate of approximately 30% for the full year 2019. INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 28

Contents 1 Overview 2 2018 Q3 Financial Results This presentation serves as a supplement to the Inovalon announcement November 7, 2018 2018 Financial Guidance pertaining to third quarter (Q3) of 2018 3 results and guidance. 4 2019 Financial Guidance 5 Appendix 1: Evolution of Inovalon 6 Appendix 2: Reconciliations INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 29

1. Information Made Newly Available By Going Public Fueled A Period of Competition & Downward Market Pricing Pressure Evolution of The first-time disclosure of the Company’s strong profitability (approximately 35% Adjusted EBITDA margins) and customer list resulted in: a) Existing clients (which, at the time, were concentrated in the top ten Inovalon I customers representing 76% of revenues in 2014) exerted downward pricing pressure on the Company’s solutions; and b) Armed with the newly available information (customer lists, product When Inovalon went public in 2015, it details, and clarity of business model success), Private Equity financed was soon after impacted by several competitors’ efforts to “copycat” the Inovalon model and attempt to poach Inovalon’s newly revealed customers. concurrent forces that negatively impacted performance. 2. The Launch of Affordable Care Act Health Plans Brought With It Volatility As the ACA launched across the country in 2014, health plans and ACA- legislated COOPs turned to Inovalon to support multiple data-driven elements of their business models. After a period of initial growth, ACA plans and COOPs began facing political uncertainty resulting in a period of market instability (not unlike Medicare Advantage’s initial three years); 3. Inovalon had Under-Invested in Sales & Marketing Prior to going public, Inovalon had grown for more than a decade with only approximately 2% of revenue spent on Sales & Marketing. This low amount (and the scale of Sales & Marketing operations within the Company represented by such an amount) was inadequate to counter the aforementioned headwinds experienced in the aftermath of going public. INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 30

1. Accelerated Investment in Technology Innovation Increasing capital investments from the historical rate of 6% of revenue (in 2013, 2014, and 2015) to a high of 15% in 2017, Inovalon: Evolution of a) Transitioned from an enterprise software platform offering to a cloud native platform offering known as the Inovalon ONE® Platform; Inovalon II b) Accelerated dataset expansion and platform connectivity growth; and c) Accelerated real-time compute, analytics, NLP, and ML initiatives. Having faced a number of headwinds 2. Undertook Targeted M&A after going public in 2015, Inovalon Executed on three material acquisitions achieving: a) De-concentration of client base; leveraged its strong technology b) Diversification from Payers into Providers, Pharmacy, & Life Sciences; and foundation, cash flow, and balance sheet c) Vertical integration from large Payers, Providers, Pharmacy, and Life to position the Company for strong Sciences organizations all the way down to the consumer’s Point-of-Care. sustained growth as a leader in empowering data-driven healthcare. 3. Transitioned Contract Base to Cloud-Based, Subscription-Based Engagements With the average contract duration being approximately 3 years, Inovalon has now transitioned more than 80% of its business to a subscription-based model – suffering a short-term revenue impact in the process. 4. Focused on Highest Value Elements of Data-Driven Healthcare Transitioned away from labor-intensive elements of Inovalon’s earlier business model to increasingly being pure SaaS-based. 5. Invested Heavily in Sales & Marketing Increased Sales & Marketing from 2% of revenue in 2015 to nearly 8%. INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 31

1. Capital Investment Amounts are Returning to Historical Levels After having increased capital investments from the historical rate of 6% of revenue (in 2013, 2014, and 2015) to a high of 15% in 2017, Inovalon has Evolution of decreased CapEx to an expected run-rate of 8% to 9% of revenue. Inovalon III 2. Profitability Has Re-Expanded With market-leading capabilities being brought to the marketplace and clients experiencing strong, high ROI, value-added results, Inovalon is achieving: After three years of implementation, the a) Improved pricing-power in the marketplace; Company’s multifaceted strategy has b) Gross margin re-expansion to > 70%; and c) Adjusted EBITDA margin re-expansion to > 30% despite significant positioned Inovalon for strong, sustained investments in technology, management, and Sales & Marketing. growth as a highly differentiated, pure- play leader in empowering data-driven 3. Expanded Datasets, Connectivity, Analytical Prowess and healthcare. Technology Sophistication With the heavy investments made on top of the Company’s historical foundation, the result has been a deepening of the Company’s moats. 4. Significant De-Concentrating & Diversification of Client Base The Company has gone from 100+ clients to 20,000+ in three years, expanding from a Payer-focus, to a portfolio of Providers, Pharmacy, and Life Sciences clients with the top 10 clients going from representing 76% of revenue in 2014 to an expected approximately 44% in 2018. 5. Inovalon Being Adopted as Market-Leading Capabilities Significant number of multi-year contracts being engaged with multiple industry leaders to support critical elements of their respective businesses. INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 32

Contents 1 Overview 2 2018 Q3 Financial Results This presentation serves as a supplement to the Inovalon announcement November 7, 2018 2018 Financial Guidance pertaining to third quarter (Q3) of 2018 3 results and guidance. 4 2019 Financial Guidance 5 Appendix 1: Evolution of Inovalon 6 Appendix 2: Reconciliations INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 33

Reconciliation of Forward-Looking Guidance Adjusted EBITDA Inovalon defines Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) as net income or loss calculated in accordance with GAAP, adjusted for the impact of depreciation and amortization, other expense, net, interest income, interest expense, provision for income taxes, stock-based compensation, acquisition costs, restructuring expense, tax on equity exercises, and other non-comparable items. Adjusted EBITDA margin is defined as Adjusted EBITDA as a percentage of revenue. A reconciliation of net income to Adjusted EBITDA follows: Guidance Range Year Ending December 31, 2018 (In millions) Low High Reconciliation of Forward-Looking Guidance Net (loss) income to Adjusted EBITDA: Net (loss) income $ (38) $ (28) Depreciation and amortization 96 96 Interest expense 50 50 Interest income (2) (2) Other expense, net 2 2 Benefit from income taxes (1) (18) (13) EBITDA 90 105 Stock‑based compensation 16 16 Acquisition costs: Transaction costs 7 7 Integration costs 7 8 Contingent consideration accretion 10 10 Compensatory contingent consideration 4 4 Restructuring expense 9 9 Other non-comparable items (2) 7 7 Adjusted EBITDA $ 150 $ 166 Adjusted EBITDA margin 28.6% 30.5% (1) A 30% tax rate is assumed in order to approximate the Company's effective corporate tax rate. (2) Other “non-comparable items” include items that are not comparable across reporting periods or items that do not otherwise relate to the Company’s ongoing financial results, such as certain employee related expenses attributable to advancements in automation and operational efficiencies, and legal expenses beyond those in the normal course of business. Non-comparable items are excluded from Adjusted EBITDA in order to more effectively assess the Company’s period over period and ongoing operating performance. INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 34

Reconciliation of Forward-Looking Guidance Non-GAAP Net Income Inovalon defines Non-GAAP net income as net income or loss calculated in accordance with GAAP, adjusted to exclude tax-affected stock-based compensation expense, acquisition costs, restructuring expense, amortization of acquired intangible assets, amortization of debt issuance costs and debt discount, tax on equity exercises, and other non-comparable items. The Company defines Non-GAAP diluted net income per share as Non-GAAP net income divided by diluted weighted average shares outstanding. A reconciliation of net income to Non-GAAP net income follows: Guidance Range Year Ending December 31, 2018 (In millions, except per share amounts) Low High Reconciliation of Forward-Looking Guidance Net (loss) income to Non-GAAP net income: Net (loss) income $ (38) $ (28) Stock‑based compensation 16 16 Acquisition costs: Transaction costs 7 7 Integration costs 7 8 Contingent consideration accretion 10 10 Compensatory contingent consideration 4 4 Amortization of acquired intangible assets 44 44 Amortization of debt issuance costs and debt discount 3 3 Restructuring expense 9 9 Other non-comparable items (1) 7 7 Tax impact of add-back items (2) (30) (30) Non-GAAP net income $ 39 $ 50 GAAP diluted net loss per share $ (0.26) $ (0.19) Non-GAAP diluted net income per share $ 0.27 $ 0.34 Weighted average shares of common stock outstanding - diluted 146 146 (1) Other “non-comparable items” include items that are not comparable across reporting periods or items that do not otherwise relate to the Company’s ongoing financial results, such as certain employee related expenses attributable to advancements in automation and operational efficiencies, and legal expenses beyond those in the normal course of business. Non-comparable items are excluded from Non-GAAP net income in order to more effectively assess the Company’s period over period and ongoing operating performance. (2) A 30% tax rate is assumed in order to approximate the Company's effective corporate tax rate. INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 35

Reconciliation of Forward-Looking Guidance Non-GAAP Net Cash Provided By Operating Activities Inovalon defines Non-GAAP net cash provided by operating activities as net cash provided by operating activities calculated in accordance with GAAP, adjusted to exclude certain acquisition costs, specifically transaction costs and integration costs. A reconciliation of forward-looking net cash provided by operating activities to forward-looking Non-GAAP net cash provided by operating activities follows: Guidance Range Twelve Months Ending December 31, 2018 (In millions) Low High Reconciliation of Forward-Looking Guidance Net Cash Provided by Operating Activities to Non-GAAP Net Cash Provided by Operating Activities: Net cash provided by operating activities $ 90 $ 100 Acquisition costs: Transaction costs 7 7 Integration costs 7 8 Non-GAAP net cash provided by operating activities $ 104 $ 115 INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 36

Reconciliation of Forward-Looking Guidance Adjusted EBITDA Inovalon defines Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) as net income or loss calculated in accordance with GAAP, adjusted for the impact of depreciation and amortization, other expense, net, interest income, interest expense, provision for income taxes, stock-based compensation, acquisition costs, restructuring expense, tax on equity exercises, and other non-comparable items. Adjusted EBITDA margin is defined as Adjusted EBITDA as a percentage of revenue. A reconciliation of net income to Adjusted EBITDA follows: Guidance Range Year Ending December 31, 2019 (In millions) Low High Reconciliation of Forward-Looking Guidance Net (loss) income to Adjusted EBITDA: Net (loss) income $ 1 $ 5 Depreciation and amortization 107 107 Interest expense 66 66 Interest income (1) (1) Other expense, net — — Provision for income taxes (1) — 1 EBITDA 173 178 Stock‑based compensation 19 19 Acquisition costs: Transaction costs 1 1 Integration costs 3 4 Contingent consideration accretion 1 4 Compensatory contingent consideration — — Other non-comparable items (2) 3 4 Adjusted EBITDA $ 200 $ 210 Adjusted EBITDA margin 31.4% 32.0% (1) A 30% tax rate is assumed in order to approximate the Company's effective corporate tax rate. (2) Other “non-comparable items” include items that are not comparable across reporting periods or items that do not otherwise relate to the Company’s ongoing financial results, such as certain employee related expenses attributable to advancements in automation and operational efficiencies, and legal expenses beyond those in the normal course of business. Non-comparable items are excluded from Adjusted EBITDA in order to more effectively assess the Company’s period over period and ongoing operating performance. INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 37

Reconciliation of Forward-Looking Guidance Non-GAAP Net Income Inovalon defines Non-GAAP net income as net income or loss calculated in accordance with GAAP, adjusted to exclude tax-affected stock-based compensation expense, acquisition costs, restructuring expense, amortization of acquired intangible assets, amortization of debt issuance costs and debt discount, tax on equity exercises, and other non-comparable items. The Company defines Non-GAAP diluted net income per share as Non-GAAP net income divided by diluted weighted average shares outstanding. A reconciliation of net income to Non-GAAP net income follows: Guidance Range Year Ending December 31, 2019 (In millions, except per share amounts) Low High Reconciliation of Forward-Looking Guidance Net (loss) income to Non-GAAP net income: Net (loss) income $ 1 $ 5 Stock‑based compensation 19 19 Acquisition costs: Transaction costs 1 1 Integration costs 3 4 Contingent consideration accretion 1 4 Compensatory contingent consideration — — Amortization of acquired intangible assets 53 53 Amortization of debt issuance costs and debt discount 4 4 Other non-comparable items (1) 3 4 Tax impact of add-back items (2) (24) (25) Non-GAAP net income $ 61 $ 69 GAAP diluted net loss per share $ 0.01 $ 0.03 Non-GAAP diluted net income per share $ 0.41 $ 0.47 Weighted average shares of common stock outstanding - diluted 149 149 (1) Other “non-comparable items” include items that are not comparable across reporting periods or items that do not otherwise relate to the Company’s ongoing financial results, such as certain employee related expenses attributable to advancements in automation and operational efficiencies, and legal expenses beyond those in the normal course of business. Non-comparable items are excluded from Non-GAAP net income in order to more effectively assess the Company’s period over period and ongoing operating performance. (2) A 30% tax rate is assumed in order to approximate the Company's effective corporate tax rate. INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 38

Definitions 1 Annual Recurring Revenue is defined as subscription-based revenue from existing clients plus outstanding intra-year renewals valued at an amount agreed upon in principal. 2 Annual Revenue Retention is defined as the percentage of revenue from engagements with existing clients in the prior year present in the current year. For example, Annual Revenue Retention would be less than 100% if there was a net loss of revenue from existing clients who either downsized or exited existing engagements, and would be more than 100% if on a net basis existing clients expanded existing engagements. 3 Annualized Contract Value (ACV) is defined as the total revenue expected from a contract divided by the duration of that contract. 4 Coverage is defined as the sum of Annual Recurring Revenue, Legacy revenue under contract, and expected Services revenue, divided by the specified year's revenue guidance. INOV Q3 2018 Earnings Supplement (11.7.18) v1.0.0 39

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